UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported) March 23, 2000

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

         (State or other        (Commission             (I.R.S. Employer
           jurisdiction         File Number)           Identification No.)
         of incorporation)

             Delaware             1-14036                  43-1581814

                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6568

                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                                DST SYSTEMS, INC.

ITEM 1 CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3 BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5 OTHER EVENTS
See attached as an Exhibit to this Form 8-K a News Release released March 23, 2000 concerning a new DST program to repurchase shares for use under various option and benefit plans and for general corporate purposes.

ITEM 6 RESIGNATIONS OF REGISTRANT'S DIRECTORS
Not applicable

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
Not applicable.

ITEM 8 CHANGE IN FISCAL YEAR
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DST Systems, Inc.


                                    /s/ Robert C. Canfield
                                    Senior Vice President, General Counsel,
                                    Secretary

Date: March 24, 2000